SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 14, 1999


                          GIGA INFORMATION GROUP, INC.
                      ------------------------------------
              Exact name of registrant as specified in its charter




    Delaware                   File No. 0-21529                  06-1422860
    --------                   ----------------                  ----------
  (State or other                 (Commission              (I.R.S. Employer
  jurisdiction or                    File                    Identification
  organization)                     Number)                         Number)



       One Longwater Circle,
       Norwell, MA                                             02061
----------------------------------------------              ----------
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code: (781) 982-9500




                                 Not Applicable
                  ---------------------------------------------
          (former name or former address, if changed since last report)





NY2:\523443\01\B7W301!.DOC\47954.0001

Item 5.  Other Events
         ------------

                  Filed herewith is a copy of the Giga Information Group, Inc. (the "Company") Press Release, dated May 14, 1999, announcing the naming of Robert K. Weiler as the Company's President and Chief Executive Officer. A copy of the Company's Employment Agreement with Mr. Weiler is also filed herewith.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                  (a)   Financial Statements of business acquired:

                        Not applicable.

                  (b)   Pro Forma financial information:

                        Not applicable.

                  (c)   Exhibit:

                        (99.1) Press Release, dated May 14, 1999.


                        (99.2) Employment Agreement, dated May 13, 1999, between Giga Information Group, Inc.and Robert K. Weiler.




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
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GIGA INFORMATION GROUP, INC.

                                    By: /s/ Daniel M. Clarke
                                        -----------------------------------
                                        Daniel M. Clarke
                                        Senior Vice President and
                                        Chief Financial Officer

Date:  May 17, 1999




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


                          GIGA INFORMATION GROUP, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX


Exhibit No.                                 Description
-----------                                 -----------

(99.1)                      Press Release, dated May 14, 1999.

(99.2) Employment Agreement, dated May 13, 1999, between Giga Information Group, Inc.and Robert K. Weiler.





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